Exhibit 10.3

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (the “Agreement”) is made and entered into as of this 1st day of November, 2013 by and among Overland Storage, Inc., a California corporation (the “Company”) and the “Purchasers” named in that certain Amended and Restated Note Purchase Agreement by and among the Company and the Purchasers (as amended, restated, modified or supplemented from time to time, the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1.   Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Common Stock” means the Company’s common stock, no par value, and any securities into which such shares may hereinafter be reclassified.

“Purchasers” means the Purchasers identified in the Purchase Agreement and any Affiliate or permitted transferee of any Purchaser who is a subsequent holder of any Registrable Securities.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means the Conversion Shares, the shares of Common Stock issuable to the Investors as payment of interest or principal on the Notes pursuant to the terms of the Purchase Agreement and any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by recapitalization, merger, charter amendment, reorganization or otherwise; provided, that, a security shall cease to be a Registrable Security upon (i) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (ii) such security becoming eligible for sale without restriction by the holder thereof pursuant to Rule 144.

“Registration Statement” means, collectively, any registration statement or registration statements of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Purchasers” means the Purchasers holding a majority of the Registrable Securities.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations, promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.  Registration.

(a)         Registration Statements.

(i)         Promptly following the closing of the purchase and sale of the Additional Notes contemplated by the Purchase Agreement (the “Closing Date”) but no later than thirty (30) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC (A) one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) or (B) an amendment to an effective Registration Statement, in each case covering the resale of any Registrable Securities not covered as of the date hereof by an effective Registration Statement, such that, as of the Filing Deadline, all Registrable Securities are covered by a Registration Statement (including any amendment thereto) which has been filed with the SEC. Subject to any SEC comments (that cannot be resolved despite commercially reasonable efforts of the Company), such Registration Statement shall include the plan of distribution attached hereto as Exhibit A and as otherwise reasonably requested by the Required Purchasers; provided, however, that no Purchaser shall be named as an “underwriter” in such Registration Statement without the Purchaser’s prior written consent. Such Registration Statement, together with any other Registration Statement covering the resale of any Registrable Securities, if applicable, also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement or Registration Statements, as applicable, shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Purchasers. Such Registration Statement or Registration Statements, as applicable (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof), shall be provided in accordance with Section 3(c) to the Purchasers and their counsel (for their review and reasonable comment) prior to, in the case of a Registration Statement which has not been filed with the SEC prior to the date hereof, its filing or other submission or, in the case of a Registration Statement which has been previously filed with the SEC, the filing of any amendment or supplement thereto.

(ii)         Additional Registrable Securities. Upon the written demand of any Purchaser and upon any change in the Conversion Price such that additional shares of Common Stock become issuable upon the conversion of the Notes (the “Additional Shares”), the Company shall promptly (and in any event within fifteen (15) Business Days of any such written demand) prepare and file with the SEC (A) one or more Registration Statements on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Additional Shares) or (B) an amendment to an effective Registration Statement, in each case covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective Registration Statement. Subject to any SEC comments (that cannot be resolved despite commercially reasonable efforts of the Company), such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Purchaser shall be named as an “underwriter” in the Registration Statement without the Purchaser’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Purchasers. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Purchasers and their counsel (for their review and reasonable comment) prior to, in the case of a Registration Statement which has not been filed with the SEC prior to the date of such written demand or change in the Conversion Price, its filing or other submission or, in the case of a Registration Statement which has been filed with the SEC prior to the date of such written demand or change in the Conversion Price, the filing of any amendment or supplement thereto.

(b)         Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, but excluding fees and expenses of counsel to the Purchasers, which shall be paid by the Purchasers, and any discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)         Effectiveness.

(i)         The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. By the second Business Day following the date a Registration Statement has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall notify the Purchasers by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)         For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) total days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement covering the resale of any

Registrable Securities in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Purchaser in writing of the commencement of and the reasons for an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material non-public information giving rise to an Allowed Delay, (b) advise the Purchasers in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate the Allowed Delay as promptly as practicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Registrable Securities to a transferee of a Purchaser in connection with any sale of Registrable Securities with respect to which a Purchaser has entered into a contract for sale, prior to the Purchaser’s receipt of the notice of a Allowed Delay and for which the Purchaser has not yet settled.

(d)         Rule 415; Cutback  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Purchaser to be named as an “underwriter,” the Company shall use its commercially reasonable best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchaser is an “underwriter.” The Purchasers shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which the Purchasers’ counsel reasonably objects. In the event that, despite the Company’s commercially reasonable best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser (and that the Company shall not be required to do so even if such Purchaser consents to be named as an underwriter). Any cut-back imposed on the Purchaser pursuant to this Section 2(d) shall be allocated among the Purchaser on a pro rata basis. The Company shall use commercially reasonable efforts to promptly file and have declared effective a Registration Statement covering the Cut Back Shares, and from and after such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares), all of the provisions of this Section 2 shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Registration

Statement including such Cut Back Shares shall be not more than ten (10) Business Days after such Restriction Termination Date.

3.  Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)         use commercially reasonable efforts to cause each Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144 (the “Effectiveness Period”) and advise the Purchaser in writing when the Effectiveness Period has expired;

(b)         prepare and file with the SEC such amendments, including post-effective amendments, to any Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby until such time as all of such Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Purchaser(s) thereof set forth in such Registration Statement; and in the case of amendments and supplements to a Registration Statement which are required to be filed by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement; and by the Business Day following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement;

(c)         provide copies to and permit counsel designated by the Purchasers to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d)         furnish to the Purchasers and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by the related Registration Statement;

(e)         use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)         prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchasers and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)         use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)         immediately notify the Purchasers, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, any Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)         otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of

Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter); and

(j)        with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six (6) months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4.  Due Diligence Review; Information.    The Company shall make available, during normal business hours and upon prior written notice, for inspection and review by the Purchasers, advisors to and representatives of the Purchasers (who may or may not be affiliated with the Purchasers and who the Required Purchasers have approved through prior written consent), all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Purchasers or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of any Registration Statement for the sole purpose of enabling the Purchasers and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

Notwithstanding the foregoing, the Company shall not disclose or provide any access to material nonpublic information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Purchaser wishing to obtain such information enters into a customary confidentiality agreement with the Company with respect thereto.

5.  Obligations of the Purchasers.

(a)     Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably necessary to effect the registration of such Registrable Securities. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement or any amendment thereto, the Company shall notify each Purchaser of the information the that is reasonably necessary from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement or amendment thereto if such Purchaser elects to have any of the Registrable Securities included in such Registration Statement.

(b)        Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement (including any amendment thereto) hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)        Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h), such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

6.  Indemnification.

(a)        Indemnification by the Company.    The Company will indemnify and hold harmless each Purchaser and its officers, directors, managers, members, partners, shareholders, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the 1933 Act (collectively, the “Purchaser Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the

Company will undertake such registration or qualification on a Purchaser’s behalf and will reimburse each such Purchaser Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser Indemnified Party or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)        Indemnification by the Purchaser.    Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds (net of all expenses of sale and net of all expenses paid by such Purchaser in connection with any claim relating to this Section 6 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)        Conduct of Indemnification Proceedings.    Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party shall, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. No indemnifying party shall be liable to any indemnified party under this Agreement for any settlement by such indemnified party effected without the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(d)        Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses of sale and net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.   Miscellaneous.

(a)        Amendments and Waivers.

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Purchasers. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Purchasers.

(b)        Notices.    All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 10.4 of the Purchase Agreement.

(c)        Assignments and Transfers by Purchasers.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)        Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Purchasers; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Purchasers in connection with such transaction unless such securities are otherwise freely tradable by the Purchasers after giving effect to such transaction.

(e)        Benefits of the Agreement.    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)        Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)        Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)        Severability.   Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions of this Agreement prohibited or unenforceable in any respect.

(i)        Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)        Entire Agreement.   This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)        Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. TO THE EXTENT ALLOWABLE UNDER APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l)        Amendment and Restatement.    The parties hereto acknowledge and agree that this Agreement constitutes an amendment of that certain Registration Rights Agreement, dated as of February 11, 2013, by and among the Company and the purchasers party thereto (the “Original Agreement”), made under and in accordance with the terms of Section 7(a) of the Original Agreement. In addition, from and after the date hereof, all references to the “Registration Rights Agreement” in the Purchase Agreement shall be deemed to refer to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	OVERLAND STORAGE, INC.

	By:	/s/ Eric L. Kelly
Name: Eric L. Kelly
Title: President and Chief Executive Officer

[Amended and Restated Registration Rights Agreement]

The Purchasers:	CYRUS OPPORTUNITIES MASTER FUND II, LTD.

	By:	Cyrus Capital Partners, L.P., its investment manager

	By:	/s/ James Tucker
Name: James Tucker
Title: Authorized Signatory

[Amended and Restated Registration Rights Agreement]

The Purchasers:	CRS MASTER FUND, L.P.

	By:	Cyrus Capital Partners, L.P., its investment manager

	By:	/s/ James Tucker
Name: James Tucker
Title: Authorized Signatory

[Amended and Restated Registration Rights Agreement]

The Purchasers:	CRESCENT 1, L.P.

	By:	Cyrus Capital Partners, L.P., its investment manager

	By:	/s/ James Tucker
Name: James Tucker
Title: Authorized Signatory

[Amended and Restated Registration Rights Agreement]

The Purchasers:	CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.

	By:	Cyrus Capital Partners, L.P., its investment manager

	By:	/s/ James Tucker
Name: James Tucker
Title: Authorized Signatory

[Amended and Restated Registration Rights Agreement]

The Purchasers:	Clinton Group, Inc., as the investment manager for:

CLINTON MAGNOLIA MASTER FUND, LTD.

	By:	/s/ Joseph De Perio
Name: Joseph De Perio
Title: Senior Portfolio Manager

[Amended and Restated Registration Rights Agreement]

The Purchasers:	BRIGHTWOOD OVERLAND PARTNERS By: Brightwood Capital Advisors, LLC Its: Managing Partner

	By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Authorized Person

[Amended and Restated Registration Rights Agreement]

EXHIBIT A

Plan of Distribution

The selling shareholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling shareholder as a gift, pledge, dividend, distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of shares or interests therein:

—	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

—	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

—	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

—	an exchange distribution in accordance with the rules of the applicable exchange;

—	privately negotiated transactions;

—	short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

—	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

—	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

—	a combination of any such methods of sale; and

—	any other method permitted by applicable law.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of

Exhibit A-1

common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling shareholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided, that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be, “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or

Exhibit A-2

qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling shareholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling shareholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling shareholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

Exhibit A-3